QuickLinks -- Click here to rapidly navigate through this document

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2001

MID-STATE BANCSHARES
(Name of Issuer in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	000-23925 (File Number)	77-0442667 (I.R.S. Employer Identification No.)
1026 Grand Ave., Arroyo Grande, CA (Address of Principal Executive Offices)	93420 (Zip Code)

Registrant's Telephone Number, including area code: (805) 473-7700

N/A
(Former Name or Former Address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

    On April 9, 2001, Mid-State Bancshares and its wholly owned subsidiary Mid-State Bank & Trust, entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") with Americorp and American Commercial Bank, and amended on May 24, 2001 and August 3, 2001, pursuant to which, among other things, (i) Americorp will merge into Mid-State Bancshares, and Mid-State Bancshares will continue as the surviving corporation, and (ii) American Commercial Bank will merge into Mid-State Bank & Trust and Mid-State Bank & Trust will continue as the surviving bank.

    In accordance with the terms of the Agreement, as amended, the Merger was completed on September 28, 2001. The shareholders of Americorp who elected cash will receive cash for their shares based on a value of $28.75 per share; those that elected stock will receive 1.7985 shares of Mid-State Bancshares common stock for each share of Americorp common stock, and those that elected for a combination of the two will receive the appropriate allocations for the elections made. The amount of cash and Mid-State Bancshares common stock is subject to certain allocation procedures designed to ensure that at least 60% but not more than 70% of the total consideration paid to holders of Americorp common stock is paid in Mid-State Bancshares common stock. All information required by Item 2 of Form 8-K relating to the Merger has previously been filed with the Securities and Exchange Commission.

    The Press Release in connection with the closing is attached hereto as Exhibit 99.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Mid-State Bancshares.

    The Consolidated Financial Statements of Mid-State Bancshares as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, (incorporated by reference from Mid-State Bancshare's 10-K Report for the year ended December 31, 2000).

    The Consolidated Financial Statement of Mid-State Bancshares as of June 30, 2001 and 2000 for the three and six months ended June 30, 2001 and 2000 (incorporated by reference from Mid-State Bancshares 10-Q Report for the quarter ending June 30, 2001).

    The Financial Statements of Americorp as of (i) December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, and (ii) June 30, 2001 and 2000 and for the three months and six months ended June 30, 2001 and 2000 (incorporated by reference from the Company's Registration Statement on Form S-4/A No. 333-63812 previously filed with the SEC).

  (b)
  The Company and the Bank's Pro Forma Combined Financial Statements (unaudited) (incorporated by reference from the Company's Registration Statement on Form S-4/A No. 333-63812 previously filed with the SEC).

  (c)
  Exhibits

2	Agreement to Merge and Plan of Reorganization, dated April 9, 2001, First Amendment to Agreement to Merge and Plan of Reorganization, dated May 24, 2001, and Second Amendment to Agreement to Merge and Plan of Reorganization, dated August 3, 2001 (incorporated by reference from Appendix A to the Company's Registration Statement on Form S-4/A No. 333-63812 previously filed with the SEC).
23	Consent of Independent Accountants for Mid-State Bancshares (incorporated by reference from Company's Registration Statement on Form S-4/A No. 333-63812, previously filed with the SEC).
99	Press Release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2001	MID-STATE BANCSHARES
	By:	/s/ JAMES W. LOKEY James W. Lokey President and Chief Executive Officer

	By:	/s/ JAMES G. STATHOS James G. Stathos Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
2	Agreement to Merge and Plan of Reorganization, dated April 9, 2001, First Amendment to Agreement to Merge and Plan of Reorganization, dated May 24, 2001, and Second Amendment to Agreement to Merge and Plan or Reorganization, dated August 3, 2001 (incorporated by reference from Appendix A to the Company's Registration Statement on Form S-4/A No. 333-63812 previously with the SEC)
23	Consent of Independent Accountants for Mid-State Bancshares (incorporated by reference from Company's Registration Statement on Form S-4/A No. 333-63812, previously filed with the SEC)
99	Press Release in connection with the close of the merger

QuickLinks

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX